Deferred Gains	12 Months Ended
Dec. 31, 2011
Deferred Gains [Abstract]
Deferred Gains

Note 12. Deferred Gains

The Company defers gains realized in connection with the sale of a property for which the Company continues to manage the property through a long-term management agreement and recognizes the gains over the initial term of the related agreement. As of December 31, 2011 and 2010, the Company had total deferred gains of $1.018 billion and $1.011 billion, respectively, included in accrued expenses and other liabilities in the Company’s consolidated balance sheets. Amortization of deferred gains is included in management fees, franchise fees and other income in the Company’s consolidated statements of income and totaled approximately $87 million, $81 million and $82 million in 2011, 2010 and 2009, respectively.